Goldman Sachs Trust

Goldman Sachs Fixed Income Funds

Class A, B and C Shares

Institutional Shares
Service Shares

Supplement dated December 24, 2002 to

Prospectuses dated March 1, 2002

This Prospectus supplement highlights certain portfolio management changes that have occurred in 2002.

Michael Pasternak is no longer a member of the U.S. Fixed Income – High Yield Investment Management team. Andrew Jessop, Managing Director, will continue to manage the high yield process and credit selection as he has since 1997.

FISTCK 12-02